SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

CURRENT REPORT
on
FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 18, 2003

ROBOTIC VISION SYSTEMS, INC.
(Exact name of Registrant as specified in Charter)

Delaware	000-8623	11-2400145
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation		Identification Number)

486 Amherst Street, Nashua, New Hampshire	03063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (603) 598-8400

Item 5. Other Events and Required FD Disclosure

        We have changed the location of our executive offices from 5 Shawmut Road, Canton, Massachusetts 02021 to 486 Amherst Street, Nashua, New Hampshire 03063; our new telephone number is: (603) 598-8400.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March 18, 2003

ROBOTIC VISION SYSTEMS, INC. (Registrant) BY: /S/ Ira Roxland —————————————— Ira Roxland Assistant Secretary